                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) AUGUST 18, 2005



   AMERICAN EXPRESS            AMERICAN EXPRESS            AMERICAN EXPRESS
     RECEIVABLES                 RECEIVABLES                 RECEIVABLES
      FINANCING                   FINANCING                   FINANCING
    CORPORATION II            CORPORATION III LLC         CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

    DELAWARE           13-3854638        333-113579-03          DELAWARE            20-0942395        333-113579-02
(State or Other     (I.R.S. Employer    (Commission File    (State or Other      (I.R.S. Employer    (Commission File
Jurisdiction of      Identification         Number)         Jurisdiction of       Identification         Number)
Incorporation or         Number)                            Incorporation or         Number)
 Organization)                                               Organization)

                DELAWARE               20-0942445            333-113579-01
             (State or Other            (I.R.S.            (Commission File
             Jurisdiction of            Employer                Number)
            Incorporation or         Identification
              Organization)             Number)

  200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900                  4315 SOUTH 2700 WEST, ROOM 1900
      MAIL STOP 01-31-12                             MAIL STOP 02-01-50                               MAIL STOP 02-01-56
   NEW YORK, NEW YORK 10285                      SALT LAKE CITY, UTAH 84184                       SALT LAKE CITY, UTAH 84184
        (212) 640-2000                                 (801) 945-2030                                   (801) 945-2068
                                               (Address, Including Zip Code,
                                                    and Telephone Number,
                                         Including Area Code, of each Registrant's
                                               Principal Executive Offices)
            N/A                                            N/A                                              N/A
(Former Name or Former Address,             (Former Name or Former Address,                      (Former Name or Former Address,
if Changed Since Last Report)                 if Changed Since Last Report)                       if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On August 18, 2005, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2005-6 Supplement, dated as of August 18, 2005. The Series Supplement is attached hereto as Exhibit 4.1.

                  On August 18, 2005, American Express Credit Account Master Trust issued its $584,500,000 Class A Floating Rate Asset Backed Certificates, Series 2005-6 and $52,500,000 Class B Floating Rate Asset Backed Certificates, Series 2005-6 (the "SERIES 2005-6 CERTIFICATES").

                  On August 18, 2005, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2005-7 Supplement, dated as of August 18, 2005. The Series Supplement is attached hereto as Exhibit 4.2.

                  On June 17, 2005, American Express Credit Account Master Trust issued its $584,500,000 Class A Floating Rate Asset Backed Certificates, Series 2005-7 and $52,500,000 Class B Floating Rate Asset Backed Certificates, Series 2005-7 (the "SERIES 2005-7 CERTIFICATES").


Item 9.01.        Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

   Exhibit 4.1 Series 2005-6 Supplement, dated as of August 18, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.1 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6,
                           2004).

   Exhibit 4.2 Series 2005-7 Supplement, dated as of August 18, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6,
                           2004).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                        AMERICAN EXPRESS RECEIVABLES FINANCING
                                        CORPORATION II,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                        By:    /s/ Maureen Ryan
                                            ------------------------------------
                                        Name:  Maureen Ryan
                                        Title: President


                                        AMERICAN EXPRESS RECEIVABLES FINANCING
                                        CORPORATION III LLC,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                        By:    /s/ Andrea J. Moss
                                            ------------------------------------
                                        Name:  Andrea J. Moss
                                        Title: Vice President and Treasurer


                                        AMERICAN EXPRESS RECEIVABLES FINANCING
                                        CORPORATION IV LLC,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                        By:    /s/ Daniel L. Follett
                                            ------------------------------------
                                        Name:  Daniel L. Follett
                                        Title: President

                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------

Exhibit 4.1 Series 2005-6 Supplement, dated as of August 18, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.1 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6,
                           2004).

Exhibit 4.2 Series 2005-7 Supplement, dated as of August 18, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6,
                           2004).